Exhibit 10.2

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of July 21, 2008, (this "Agreement") is entered into by and among China Networks Media, Ltd., a company registered under the laws of the British Virgin Islands (the "Company") and THE ENTITIES LISTED ON THE SCHEDULE OF INVESTORS attached hereto as **Schedule I** (each an "Investor", and collectively the "Investors").

RECITALS

A. On the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to such Investor, that number of "Units," each consisting of a promissory note in the face amount of $499,825 bearing interest at the rate of 10% per annum and 17,500 detachable shares of the Company's Class A Preferred Shares (the "Preferred Shares"), set forth opposite such Investor's name on **Schedule I** hereto. The aggregate number of Units that may be sold pursuant to this Agreement shall be sixty Units. **Schedule I** may be amended from time to time to include additional Investors.

B. Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as **Exhibit A**.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Units. The Company will issue, and each Investor agrees to buy, at each Closing (as defined below), that number of Units set forth next to the name of such Investor on **Schedule I** hereto at a price of $500,000 per Unit. The Company shall allocate the Unit Purchase Price of each Unit between the promissory note and the Preferred Shares that comprise such Unit based on the relative fair market values of each. The obligations of the Investors to purchase Units are several and not joint.

(a) The Notes. The promissory notes shall be in the form of **Exhibit A** hereto (each, a "Note" and collectively the "Notes").

(b) The Preferred Shares. The initial conversion ratio for the Preferred Shares shall be one common share for each share of Preferred Shares, subject to adjustment as provided for in the Company's Amended and Restated Memorandum and Articles of Association (the "Memorandum and Articles"), attached hereto as **Exhibit B**.

(c) The Company has or will enter into the following Agreements:

(A) Equity Joint Venture Contract between China Yellow River Television Station, a People's Republic of China ("PRC") television station ("Yellow River") and Advertising Networks Limited, a Hong Kong company ("ANT") that is wholly-owned by

the Company, whereby a joint venture company, will have been formed in the PRC ("Yellow River Joint Venture Company");

(B) "Asset Transfer Agreement (Yellow River)" between Yellow River and the Yellow River Joint Venture Company pursuant to which certain assets owned by Yellow River will be transferred by Yellow River to the Yellow River Joint Venture Company;

(C) an "Exclusive Cooperation Agreement (Yellow River)" between Yellow River and the Yellow River Joint Venture Company;

(D) an "Exclusive Services Agreement (Yellow River)" between the Yellow River Joint Venture Company and a PRC company ("Advertising Company Yellow River") jointly owned by Yellow River and Beijing Guangwang Hetong Advertising & Media Co., Ltd., ("Hetong"), a PRC company and domestic Variable Interest Entity controlled by ANT by means of contractual arrangements ;

(E) Supplementary Agreement (Yellow River) between Yellow River and ANT; and

(F) a "Framework Agreement (Yellow River)" between ANT and Yellow River in connection with the foregoing agreements and transactions.

The foregoing agreements are referred to herein as the "Yellow River Transaction Agreements", draft copies of which have been provided to Investors. The transactions described in the Yellow River Transaction Agreements, in the aggregate, are referred to as the "Yellow River Acquisition".

(G) Equity Joint Venture Contract between Kunming Television Station, a PRC television station ("Kunming") and ANT, whereby Kunming Taishi Information Cartoon Co., Ltd., a PRC company ("Taishi"), a joint venture company, will be formed in the PRC;

(H) "Asset Transfer Agreement (Kunming)" between Kunming and Taishi pursuant to which certain assets owned by Kunming will be transferred by Kunming to Taishi;

(I) an "Exclusive Cooperation Agreement (Kunming)" between Kunming and Taishi;

(J) an "Exclusive Services Agreement (Kunming)" between the Taishi and Kunming Kaishi Advertising Co., Ltd., a PRC advertising company ("Kaishi") which is a PRC company jointly owned by Kunming and Hetong;

(K) Supplementary Agreement (Kunming) between Kunming and ANT to amend the relevant contribution timetable; and

(L) a "Framework Agreement (Kunming)" between ANT and Kunming in connection with the foregoing agreements and transactions.

The foregoing agreements are referred to herein as the "Kunming Transaction Agreements", draft copies of which have been provided to Investors. The transactions described in the Kunming Transaction Agreements, in the aggregate, are referred to as the "Kunming Acquisition".

Collectively, the Yellow River Transaction Agreements and Kunming Transaction Agreements are referred to as the "Venture Acquisition Agreements." Collectively, the Yellow River Acquisition and Kunming Acquisition are referred to as the "Venture Acquisitions."

(d) Delivery. The sale and purchase of the Units shall take place at one or more closings (each of which is referred to in this Agreement as a "Closing") to be held at such place and time as the Company and the Investors may determine (each such date, a "Closing Date"). An initial Closing will not take place unless the proceeds from the purchase of not less than fifty Units have been deposited in escrow pursuant to the Escrow Agreement referred to in Section 6(e)(vi) and the conditions to Closing set forth in Section 6 have occurred. The first Closing shall take place at such time that either (i) the definitive and binding Yellow River Transaction Agreements or (ii) the definitive and binding Kunming Transaction Agreements have been deposited in escrow, as set forth in Section 4 (b) below. At each Closing, the Company will deliver to each of the Investors such Investor's Note reflecting a principal amount corresponding to the number of Units to be purchased by such Investor multiplied by $499,825, against receipt by the Company of the corresponding purchase price set forth on **Schedule I** hereto (the "Purchase Price"). The certificate representing each Investor's Preferred Shares will be delivered at the Closing. Each of the Notes and shares of Preferred Shares will be registered in such Investor's name in the Company's records.

(e) Use of Proceeds. Approximately $11,000,000 to $15,000,000 of the proceeds of the sale and issuance of the Units shall be employed to make the initial payments required to fund, respectively, the Yellow River Joint Venture Company and Taishi pursuant to the relevant Venture Acquisition Agreements. The balance of the proceeds of the sale of the Units will be employed to pay the fees described in Section 8(j), for other payments in connection with the Venture Acquisition Agreements or other joint ventures, and working capital.

(f) Payments. The Company will make all cash payments due under the Notes in immediately available funds by 2:00 P.M. Eastern time on the date such payment is due in the manner and at the address for such purpose specified below each Investor's name on **Schedule I** hereto, or at such other address as an Investor or other registered holder of a Note may from time to time direct in writing.

2. Representations and Warranties of Company. The Company represents and warrants to each Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted and proposed to be conducted; and (iii) is duly qualified,

licensed to do business and in good standing in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

(b) Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(d) Non-Contravention. The execution and delivery by Company of this Agreement, the Notes, the Registration Rights Agreement, the Escrow Agreement and the Pledge Agreement (collectively, the "Transaction Documents"), and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Memorandum and Articles of Association of the Company or any material judgment, order, writ, decree, statute, rule or regulation applicable to Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Company, its business or operations, or any of its assets or properties.

(e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority in the world, including without limitation, PRC, Hong Kong, the United States and the British Virgin Islands, or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby, except as would not otherwise have a Material Adverse Effect. Under the Regulations on the Acquisitions by Foreign Investors of Domestic Enterprises jointly promulgated by the PRC Ministry of Commerce ("MOFCOM"), the China Securities Regulatory Commission ("CSRC"), the State Owned Assets Supervision and Management Commission, the General Administration of Taxation and the State Administration of Foreign Exchange in effect on the date of the Closing, neither the Company, nor any of subsidiaries of the Company is required, as of the date of this Agreement and as of the Closing, to obtain any approvals of the CSRC in connection with the transactions contemplated by this Agreement. No further approval by, or registration or filing with the State Administration of Foreign Exchange ("SAFE") other than typical SAFE foreign exchange processing procedural registrations are expressly required under the current effective and applicable governing regulations for matters including but not limited to the payment by the subsidiaries of dividends to the Company in foreign currency, such as U.S. Dollars. The Company has obtained or made all necessary consents, approvals, registrations and filings with relevant governmental authorities on or prior to each Closing Date in accordance with the then

effective and applicable regulations to acquire, to complete the Venture Acquisitions, as applicable, and the transactions contemplated by this Agreement, except where the failure to obtain such consents, approval or authorization would not have a Material Adverse Effect or except where such consent, approval, order or authorization has been obtained.

(f) No Violation or Default. The Company is not in violation of or in default with respect to (i) its Memorandum and Articles of Association or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; or (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect.

(g) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Company, threatened against Company at law or in equity in any court or before any other governmental authority which if adversely determined (i) would (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Company of the Transaction Documents or the transactions contemplated thereby.

(h) Subsidiaries; Assets. As of the date of this Agreement, the Company does not own shares in any other company or enterprise or any material assets, other than ANT and the entities described in Section 1(c).

(i) No Material Adverse Effect. No event has occurred and no condition has come to exist since the latest period for each of the entities for which financial statements have been provided to the Investors prior to the first Closing, which could reasonably be expected to have a Material Adverse Effect.

(j) Capitalization; Equity Securities. Immediately prior to the Closing, Company will have 1,900,000 Common Shares and no shares of Preferred Shares issued and outstanding and no except as described in this Agreement, outstanding options, warrants or rights to purchase Common Shares or Preferred Shares nor exercisable for or convertible into common Shares or Preferred Shares. The Common Shares and the shares of Preferred Shares have the respective rights, preferences and privileges set forth in the Memorandum and Articles of Association. When issued, the Preferred Shares will be validly issued, fully paid and non-assessable. Except as set forth in the Registration Rights Agreement, no person has the right to require registration of shares under the Securities Act of 1933.

(k) Funding Regulations. Company is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting and Strengthening America By Providing Appropriate Tools Required To Intercept and Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds from this transaction will be used, directly or indirectly, (i) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any

improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or (ii) in contravention of laws or regulations, including anti-money laundering laws.

(l) Accuracy of Information Furnished. None of the Transaction Documents executed or to be executed by the Company and none of the other certificates, statements or information furnished to Investors by or at the request of the Company in connection with the Transaction Documents executed or to be executed by the Company or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(m) Representations and Warranties of Acquired Businesses. Solely in reliance upon the representations and warranties made by the parties to the agreements described in Section 1(c)(other than ANT), the Company, upon the execution and delivery of the relevant transaction agreements referred to in such Section 1(c), hereby represents and warrants to each Investor that the representations, warranties relating to the business of Yellow River and Kunming, as the case may be, contained in such transaction documents, and the representations and warranties made by the Company in the Merger Agreement as defined below were or will be, as the case may be, true, correct and complete in all material respects when made.

3. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of the Units as follows:

(a) Organization and Authority of Investors. Each Investor (i) is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction, (ii) has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by each Investor, the performance by each Investor of its respective obligations hereunder and thereunder and the consummation by each Investor of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of each Investor.

(b) Binding Obligation. This Agreement has been, duly executed and delivered by each Investor, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes legal, valid and binding obligation of each Investor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(c) No Violation. Neither the execution, nor delivery by such Investor of this Agreement, nor the consummation or performance by such Investor of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of such Investor; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Investor is a party or by which the properties or assets of such Investor is bound; or (c) contravene, conflict with, or result in a violation of, any law or order to which such Investor, or any of the properties or assets of such Investor, may be subject.

(d) Securities Law Compliance. Such Investor has been advised that the offer and sale of the Units has not been registered under the US Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws and, therefore, none of the Units, the Notes nor the Preferred Shares can be resold unless they are registered under the Securities Act and applicable securities laws or unless an exemption from such registration requirements is available. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Units to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Each Investor represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D, promulgated under the Securities Act.

(e) Investment Experience. Each Investor acknowledges that it has prior investment experience, including investments in non-listed and non-registered securities and is able to evaluate the merits and risks of such an investment, and each Investor represents that it understands the highly speculative nature of this investment which may result in the loss of the total amount of such investment. Such Investor has the requisite knowledge and experience in financial and business matters, that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time.

(f) Access to Information. Such Investor acknowledges that Company has given such Investor access to the corporate records and accounts of Company and to all information in its possession relating to Company, has made its officers and representatives available for interview by such Investor, and has furnished such Investor with all documents and other information required for such Investor to make an informed decision with respect to the purchase of the Units.

(g) No General Solicitation. Such Investor acknowledges that it is not acquiring the Shares as a result of any general solicitation or advertising.

(h) No Tax Advice. Such Investor acknowledges that neither the Company nor any of its affiliates has provided it with any tax advice or information. Such Investor acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of its investment in the Units.

(i) Source of Funds. All funds being used to acquire the Units are not intended for, traceable to or derived from criminal acts, acts of terrorism and/or terrorist organizations, and are not (i) derived from activities that contravene laws and regulations (including anti-money laundering laws), or (ii) assets blocked by the regulations of the U.S. Treasury Department Office of Foreign Asset Control or funds derived from the sale or other transfer of those assets.

(j) Tax Forms. Each investor shall provide an IRS Form W-8 or W-9, as appropriate, at the Closing pursuant to which it shall acquire any Units hereunder.

(k) Acquisition for Own Account. Such Investor is acquiring the Units for its own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

4. (a) Negative Covenants of the Company. The Company shall not, without the prior written consent of a Majority in Interest of Investors, do any of the following:

(i) permit or suffer the transfer or disposition of all or substantially all of its assets or a direct or indirect change in ownership of thirty percent (30.0%) or more of the beneficial ownership of Company's issued and outstanding Common Shares other than on terms which provide for satisfaction in full of Company's obligations in accordance with the terms of this Agreement (except for the change in beneficial ownership of the Company's issued and outstanding Common Shares in connection with the contemplated merger of the Company with Alyst Merger Corp., a Delaware corporation ("Merger Sub"), or such other wholly-owned subsidiary of Alyst Acquisition Corp., a Delaware corporation ("Alyst"), on terms substantially similar to those contained in the draft Agreement and Plan of Merger set forth as **Exhibit K** ("Merger Agreement") (the "Business Combination"));

(ii) take any action directly or indirectly that might adversely affect the success of the Business Combination or any stockholder vote of Alyst relating thereto;

(iii) acquire any assets, except in the ordinary course of business or in a transaction involving the payment of an aggregate amount of Five Million dollars ($5,000,000) or less, except as set forth under paragraph 1(d) (Use of Proceeds) above or in a similar transaction involving media assets in the PRC;

(iv) enter into a transaction outside the ordinary course of business;

(v) pay or declare any dividends on the Company's shares (except for dividends payable to any Investor solely in shares of the Company or in connection with the Business Combination);

(vi) make any cash investments in, or cash advances to, any person other than the provision of working capital to the Subsidiaries, except as set forth under paragraph 1(d) (Use of Proceeds), or in an amount not exceeding $5,000,000;

(vii) directly or indirectly enter into any material transaction with any affiliate of Company, except for transactions that are in the ordinary course of Company's business and on fair and reasonable terms that are no less favorable to Company than would be obtained in an arm's length transaction with a non-affiliated person;

(viii) make any payment on any indebtedness that is subordinate to the Obligations, other than in accordance with the terms of a subordination agreement, if any, in favor of the Investors relating thereto;

(ix) incur any additional indebtedness in excess of $5,000,000;

(x) amend its Memorandum and Articles of Association prior to the Business Combination;

(xi) issue any additional shares or grant any rights to any party to acquire shares in the Company;

(xii) agree to do any of the foregoing; or

(xiii) consent or permit any of the parties to the Venture Acquisition Agreements over whom the Company exercises control to do any of the foregoing.

(b) Affirmative Covenants of the Company. Immediately following execution, the binding irrevocable Yellow River Transaction Agreements and Kunming Transaction Agreements, whichever are executed first, shall be delivered to the Escrow Agent identified in the Escrow Agreement attached as **Exhibit F** hereto (the "Escrow Agreement"). After the date of this Agreement, the Purchase Price shall be deposited into an interest-bearing bank account designated in the Escrow Agreement (such funds, the "Asset Purchase Funds"), to be held in escrow pending satisfaction of all of the conditions to Closing including but not limited to the delivery to the Escrow Agent of the certificate from TransAsia Lawyers (a form of which is annexed to the Escrow Agreement), certifying, among others, that the Business License (described below) was issued. Upon receipt by the Escrow Agent of such certificate, the Escrow Agent shall release (i) a portion of the Escrow Funds designated by the Company to a bank account of ANT, for contribution to the accounts of the Yellow River Joint Venture Company, or Taishi, whichever of the foregoing has been issued the Business License and for which the respective Venture Acquisition Agreements have been delivered to the Escrow Agent, and (ii) the balance of the Asset Purchase Funds to the Company and to pay the fees and expenses described in Section 8(j). "**Business License**" shall mean the business license issued by the PRC State Administration for Industry and Commerce or its local bureau to evidence the formal establishment of the Yellow River Joint Venture Company or Taishi.

5. Covenants of the Investors. Each Investor hereby agrees, with and for the benefit of the Company and Alyst, not to directly or indirectly take any action (including any purchase or sale of any security or the establishment of any arbitrage or similar derivative position relating to any security) that might adversely affect the Business Combination, the Venture Acquisitions or any stockholder vote of Alyst relating thereto. Notwithstanding the foregoing, the Investors are not prohibited from taking such actions with respect to the securities of Alyst that they currently hold prior to the consummation of the Business Combination, provided that they do not vote any of such securities against the Business Combination.

6. Conditions to Obligations of the Investors. Each Investor's obligations at each Closing are subject to the fulfillment, on or prior to each Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Investors:

(a) Representations and Warranties. The representations and warranties made by Company in **Section 2** hereof shall have been true and correct when made and shall be true and correct on such Closing Date. Each Investor shall receive a certificate from the President of the Company (in his capacity as an officer and not in his individual capacity), dated the date of such Closing, stating that the representations and warranties of the Company contained in **Section 2** hereof are true and correct as of the time of such Closing, that all obligations and covenants in this Agreement required to be performed prior to or on the date of such Closing have been performed and that all preconditions to Closing have been satisfied or waived as of the time of such Closing.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after such Closing Date with certain securities commissions, Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Units.

(c) Legal Requirements. At such Closing, the sale and issuance by Company, and the purchase by the Investors, of the Units shall be legally permitted by all laws and regulations to which the Investors or Company are subject.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at such Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors.

(e) Closing Deliveries. With respect to each Closing, the Company shall have duly executed and/or delivered to the Investors the following documents:

(i) This Agreement;

(ii) Each Note issued hereunder;

(iii) Confirmation of issuance of the Preferred Shares being purchased;

(iv) The Registration Rights Agreement in the form of **Exhibit D** hereto;

(v) The Pledge Agreement in the form of **Exhibit E** hereto;

(vi) The Escrow Agreement in the form of **Exhibit F** hereto;

(vii) An opinion of Company's British Virgin Islands counsel regarding the due incorporation, valid existence and validly paid status of the shares of the Company being issued in connection with such Closing and the effectiveness and enforceability of the Pledge Agreement, dated as of the date of such Closing in the form of **Exhibit G** hereto;

(viii) An opinion of Company's New York counsel regarding the enforceability of this Agreement, the Notes, the Registration Rights Agreement and Escrow Agreement, dated as of the date of such Closing in the form of **Exhibit H** hereto;

(ix) An opinion of counsel regarding the due formation of ANT, the enforceability of the Yellow River or Kunming Acquisition Agreements (as the case may be), and certain other matters, dated as of the date of each such Closing in the form of **Exhibit I** hereto;

(x) The Collateral Agent Agreement in the form of **Exhibit J** hereto;

(xi) Executed copy of the Framework Agreement (Yellow River), Supplementary Agreement (Yellow River), the Framework Agreement (Kunming), and Supplementary Agreement (Kunming);

(xii) Executed copy of the Yellow River Transaction Agreements or the Kunming Transaction Agreements, as the case may be; and

(xiii) An execution copy of the Merger Agreement referred to in Section 4(a)(i).

7. Conditions to Obligations of Company. Company's obligation to issue and sell the Units at each Closing is subject to the fulfillment, on or prior to each Closing Date, of the following conditions, any of which may be waived in whole or in part by Company:

(a) Representations and Warranties. The representations and warranties made by the Investors in **Section 3** hereof shall be true and correct when made, and shall be true and correct on such Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after such Closing Date with certain securities commissions, Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and Preferred Shares.

(c) Legal Requirements. At such Closing, the sale and issuance by Company, and the purchase by the Investors, of the Notes and the shares of Preferred Shares shall be legally permitted by all laws and regulations to which the Investors or Company are subject.

(d) Purchase Price. Each Investor shall have delivered to Company the Purchase Price in respect of the Units being purchased by such Investor referenced in **Section 1** hereof.

8. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of Company and Investors of a Majority in Interest or each Investor, if prior to the Closing hereunder.

(b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, and without giving effect to choice of laws provisions that would result in the application of the substantive law of another jurisdiction.

(c) Jurisdiction; Service; Waivers. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS AGREEMENT BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY

AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

(d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) Successors and Assigns. Subject to the restrictions on transfer described in **Sections 8(f)** and **8(g)** below, the rights and obligations of Company and the Investors under the securities comprising the Units and the Transaction Documents shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. In the event the proposed merger with Alyst is not consummated pursuant to the terms of the Merger Agreement, the Company may substitute for Alyst another publicly traded United States company which is subject to the reporting requirements of Sections 12(g), 13, or 15(d) under the Securities Exchange Act of 1934, and engage in the merger transactions with such other public company on terms substantially similar to the terms of the Merger Agreement. In such event, all references to Alyst in the Transaction Documents shall, subject to reasonable modification, be deemed to refer to such other company.

(f) Registration, Transfer and Replacement of the Notes. The Notes issuable under this Agreement shall be registered on the books of the Company. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at Company's principal executive office, and promptly thereafter and at Company's expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the Principal Amount requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same Principal Amount as the then unpaid Principal Amount of the Note so surrendered. Upon receipt by Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same Principal Amount as the unpaid Principal Amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

(g) Assignment by Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Investors of a Majority in Interest.

(h) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(i) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by a reputable overnight courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours), or the first business day following such delivery (if delivered other than on a business day during normal business hours), (ii) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (iii) on the fifth business day following the date of mailing pursuant to subpart (b) above, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(i) if to an Investor, at such Investor's address or facsimile number set forth in the Schedule of Investors attached as **Schedule I**, or at such other address as such Investor shall have furnished Company in writing.

With a copy to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Edward M. Grushko, Esq.
Telephone No.: (212) 697-9500
Facsimile No.: (212) 697-3575

(ii) if to the Company, at:

China Networks Media, Ltd.
Suite A-16E, Oriental Kenzo, No. 48, Dongzhimenwai Avenue, Dongcheng District, Beijing, China
Attention: Li Shuangqing
Facsimile No.: (86)-010-84477246
Telephone No.: (86)-010-84549851

With a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154

Attn: Mitchell S. Nussbaum, Esq.
Telephone No.: 212-407-4159
Facsimile No.: 212-407-4990

(j) Placement Fees and Expenses; Costs. Company shall pay to Chardan Capital Markets, LLC an amount equal to six percent (6%) of the purchase price of each of the Units, as placement fees for securing the investment and one percent (1%) in non-accountable expenses, such fees and expenses payable (i) three and one-half percent (3.5%) upon the release of the Asset Purchase Funds from escrow and (ii) three and one-half percent (3.5%) by the Company upon the earlier of the consummation of (x) the Business Combination and (y) the twenty four month anniversary of the Closing. The other costs and expenses payable by the Company in connection with the Yellow River Acquisition, Kunming Acquisition, Business Combination and the sale of the Units will be paid by the Company. Upon Closing, the Company will pay the legal fee of Grushko & Mittman, P.C. in the amount of one-half of one percent (.005) of the Purchase Price. Grushko & Mittman, P.C. will be reimbursed at for all lien searches, filing fees, and printing and shipping costs for the closing statements to be delivered to Investors, and the fee set forth in the Escrow Agreement. Otherwise, the Investors and the Company shall each bear their respective expenses incurred in connection with the sale of the Units.

(k) Costs and Expenses. If either Company or any Investor files any lawsuit against the other predicated on a breach of this Agreement or any other Transaction Document, the prevailing party in such action shall be entitled to recover its reasonable costs, including (but not limited to) reasonable attorneys' fees incurred in connection therewith.

(l) Separability of Agreements; Severability of this Agreement. Company's agreement with each of the Investors is a separate agreement and the sale of the Units to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(m) Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(n) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

(o) Equal Treatment. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Investors and their permitted

successors and assigns. Payments to the Investors for sums due under the Notes must be made by the Company in proportion to the Investor's initial Note principal amounts.

(p) Calendar Days/Business Days. All references to "days" in this Agreement and the other agreements delivered herewith shall mean calendar days unless otherwise stated. The terms "business days" and "trading days" shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods and notices in all of such documents shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any such documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

CHINA NETWORKS MEDIA, LTD.
a British Virgin Islands company

By: ______________________________
Name: **Li Shuangqing**
Title: CEO and Co-Chairman

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

SOUTH FERRY #2 LP
[Print Name of Investor]

Amount Invested: $5,050,000

[Signature]

Note Principal: $5,048,232.50

Name: Morris Wolfson
Title: Portfolio Manager

Class A Preferred Shares: 176,750

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.:**(212) 363-8459**
Email: **lorial@012.net.il**
Taxpayer ID# (if applicable): **13-360-4443**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

AARON WOLFSON
[Print Name of Investor]

Amount Invested: $500,000

____
[Signature]

Note Principal: $499,825

Name: Aaron Wolfson
Title: ______________________

Class A Preferred Shares: 17,500

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.: **(212) 363-8459**
Taxpayer ID# (if applicable): **108-44-0406**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

ELIEZER LEVITIN
[Print Name of Investor]

[signature]
[Signature]

Name: Eliezer Levitin
Title:

Amount Invested: $350,000

Note Principal: $349,877.50

Class A Preferred Shares: 12,250

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.: **(212) 363-8459**
Taxpayer ID# (if applicable): **090-60-6430**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

GLOBIS CAPITAL PARTNERS, L.P.
[Print Name of Investor]

Amount Invested: $1,500,000

____
[Signature]

Note Principal: $1,499,475

Name: Paul Packer
Title: Managing Member

Class A Preferred Shares: 52,500

Address:
60 Broad Street
New York, NY 10004
Fax No.: **(212) 847-4433**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

GLOBIS OVERSEAS FUND LTD.
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name: Paul Packer

Class A Preferred Shares: 8,750

Title: Globis Overseas Fund, Ltd., by GLobis Capital Management, LP by Globis Capital Advisors, LLC, by Paul Packer, Managing Member

Address:
60 Broad Street
New York, NY 10004
Fax No.: (212) 847-4433
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

GLOBIS INTERNATIONAL INVESTMENTS LLC
[Print Name of Investor]

Amount Invested: $500,000

[Signature]

Note Principal: $499,825

Name: Paul Packer
Title: Managing Member

Class A Preferred Shares: 17,500

Address:
60 Broad Street
New York, NY 10004
Fax No.: (212) 847-4433
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

ATLAS MASTER FUND, LTD.
[Print Name of Investor]

Amount Invested: $3,000,000

[Signature]

Note Principal: $2,998,950

Name: Scott Schroeder
Title: Director

Class A Preferred Shares: 105,000

Address:
c/o Balyasny Asset Management LP
135 East 57th Street, 27th Floor
New York, NY 10022
Fax No.: **(212) 801-2301**
Email: **pbrinberg@bamfunds.com**; KJohnsen@bamfunds.com
Taxpayer ID# (if applicable): **98-0415353**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

BDS CAPITAL FUND I, LLC
[Print Name of Investor]

Amount Invested: $1,250,000

[Signature]

Note Principal: $1,249,562.50

Name: Brian Rubenstein

Class A Preferred Shares: 43,750

Title: Managing Director

Address:
80 Cuttermill Road
Great Neck, New York 11201
Email: **brian@bdscapital.com**
Taxpayer ID# (if applicable): 38-3720632

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

PLATINUM PARTNERS VALUE ARBITRAGE FUND, L.P.
[Print Name of Investor]

Amount Invested: $5,000,000

____
[Signature]

Note Principal: $4,998,250

Name: David Levy

Class A Preferred Shares: 175,000

Title: _______________________

Address:
c/o CIBC Bank and Trust Company (Cayman) Limited
11 Dr. Roy's Drive, George Town
Grand Cayman, Cayman Islands
Fax No.: **(212) 582-2424**
Email: **mnordlicht@platinumlp.com**
Taxpayer ID# (if applicable): **14-1861954**

OMNIBUS INVESTOR SIGNATURE PAGE TO CHINA NETWORKS MEDIA, LTD PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

NICOLE KUBIN
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name: NICOLE KUBIN
Title:

Class A Preferred Shares: 8,750

Address:
1155 Park Avenue,
New York, NY 10128
Fax No.: **(212) 931-5206**
Taxpayer ID# (if applicable): **078-38-4185**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

ALPHA CAPITAL ANSTALT
[Print Name of Investor]

Amount Invested: $1,000,000

x. [signature]
[Signature]

Note Principal: $999,650

Name: Konrad Ackermann
Title: Director

Class A Preferred Shares: 35,000

Address:
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax No.: **011-42-32323196**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

AME CAPITAL GROUP
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name:Avi Schron
Title:___Managing Member_________

Class A Preferred Shares: 8,750

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **200-151-545**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

CAMELM COMPANY
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Name:Avi Schron
Title:_Managing Member____________

Class A Preferred Shares: 8,750

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **133-928-384**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

JLF PARTNERS I, LP
[Print Name of Investor]

Amount Invested: $1,150,000

____
[Signature]

Note Principal: $1,149,598

Name: Shen Tan
Title: CFO

Class A Preferred Shares: 40,250

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043496

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

JLF PARTNERS II, LP
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,913

Name: Thin Tan
Title: CFO

Class A Preferred Shares: 8,750

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043497

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

JLF OFFSHORE FUND, LTD.
[Print Name of Investor]

Amount Invested: $1,600,000

[Signature]

Note Principal: $1,599,440

Class A Preferred Shares: 56,000

Name: Chin Tan
Title: CFO

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

MLR CAPITAL OFFSHORE MASTER FUND, LTD.
[Print Name of Investor]

[Signature]

Name: Ryan Rapp
Title: Partner & Portfolio Manager

Amount Invested: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **98-0490945**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

KATA, LTD.
[Print Name of Investor]

Ryan Rapp
[Signature]

Name: Ryan Rapp
Title: Partner + Portfolio Manager

Amount Invested: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **20-8132048**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

CHARDAN SPAC ASSET MANAGEMENT LLC
By SSJK Management, LLC

____
[Signature]

Name: Steven Oliveira
Title: Managing Member

Address:
18 Fieldstone Ct.
New York, NY 10956
Fax No.: **(845) 709-6065**
Taxpayer ID# (if applicable): **26-2026583**

Amount Invested: $1,500,000

Note Principal: $1,499,475

Class A Preferred Shares: 52,500

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

XEL INC.
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name: Alexandra Pomper
Title: Pres

Class A Preferred Shares: 8,750

Address:
19 Janes Lane
Lloyd Harbor, New York
Fax No.: **(631) 425-2722**
Email: **darllexx@aol.com**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

BRIO CAPITAL L.P.
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Name: SHAYE HIRSCH______________
Title:_MANAGER OF THE GENERAL PARTNER____________________________

Class A Preferred Shares: 8,750

Address:
401 East 34th Street, Suite 33C
New York, New York 10016
Fax No.: **(646) 390-2158**
Email: **shaye@briocapital.com**
Taxpayer ID# (if applicable): **74-3155216**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

BEECHWOOD CAPITAL GROUP L.L.C.
[Print Name of Investor]

Amount Invested: $750,000

[Signature]

Note Principal: $749,737.50

Class A Preferred Shares: 26,250

Name:____________________________
Title:____________________________

Address:
1 Beechwood Drive
Lawrence, New York 11559
Fax No.: **(516) 371-1517**
Email: **mmfeuer@gmail.com**
Taxpayer ID# (if applicable): **26-2690918**

OMNIBUS INVESTOR SIGNATURE PAGE TO CHINA NETWORKS MEDIA, LTD. PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

DIAMOND STREET EQUITIES LLC
[Print Name of Investor]

[Name of Co-Investor, if applicable]

[signature]
[Signature]

[Signature]

Name: MEL LIFSHITZ

Title: MEMBER

Name:

Title:

Mailing Address:

DIAMOND STREET EQUITIES LLC
10 EAST 40TH STREET 22ND FLR
NY NY 10016
(City, State and Zip)

Amount Invested: $ 250000

Telephone No.: 212 779-1414

Facsimile No: 212 779-3218

Email Address: LIFSHITZ @ BERNLIEB.COM

Taxpayer ID Number: 26-1655353

OMNIBUS INVESTOR SIGNATURE PAGE TO CHINA NETWORKS MEDIA, LTD. PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

EZRA BIRNBAUM [Print Name of Investor]	[Name of Co-Investor, if applicable]
[Signature]	[Signature]
Name: EZRA BIRNBAUM	Name:
Title:	Title:
Mailing Address:	Telephone No.: 212 842-9711
EZRA BIRNBAUM	Facsimile No: 212 217-0855
25 ROSALIND PLACE	Email Address: EZRA @ EZRABIRNBAUM.COM
LAWRENCE NY 11559 (City, State and Zip)	Taxpayer ID Number: 098-62-5140
Amount Invested: $ 250000	

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

CHINA PRIVATE EQUITY PARTNERS CO. LTD.
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name: Edward James Hahn

Class A Preferred Shares: 8,750

Title: Director, Authorized Signatory

Address:
P.O. Box 735
Alpine, New Jersey 07620
Fax No.: **(201) 750-9375**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

Bantry Bay Ventures, LLC
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name: Eric M. Zachs
Title: Managing Member

Class A Preferred Shares: 8,750

Address:
40 Woodland Street
Hartford, CT 06105
Fax No.: **(860) 727-5780**
Email: **ezachs@bbvllc.com**
Taxpayer ID# (if applicable): **06-1541171**

OMNIBUS INVESTOR SIGNATURE PAGE TO
CHINA NETWORKS MEDIA, LTD.
PURCHASE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Purchase Agreement to which this signature page is attached and agrees to be bound by the Purchase Agreement on the date set forth on the first page of the Purchase Agreement. This counterpart signature page, together with all counterparts of the Purchase Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Purchase Agreement.

MOSHE ROSENFELD
[Print Name of Investor]

Amount Invested: $100,000

Moshe Rosenfeld
[Signature]

Note Principal: $ 99,965

Name: Moshe Rosenfeld
Title: C.E.O of Olam Amizronim

Class A Preferred Shares: 3,500

Address:
Mishkelov 22 Street
Har Nof, Israel
Fax No.: **02-5380405**
Email: **lorial@012.net.il**
Taxpayer ID# (if applicable): **000-20-5690**

<u>**SCHEDULE I**</u>

INVESTORS	UNITS PURCHASED	PURCHASE PRICE	NOTE PRINCIPAL	CLASS A PREFERRED SHARES
South Ferry #2 LP One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	10.1	$5,050,000.00	$5,148,197.50	180,250
Aaron Wolfson One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	1.0	$500,000.00	$499,825.00	17,500
Eliezer Levitin One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	0.7	$350,000.00	$349,877.50	12,250
Globis Capital Partners, L.P. 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	3.0	$1,500,000.00	$1,499,475.00	52,500
Globis Overseas Fund Ltd. 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	0.5	$250,000.00	$249,912.50	8,750
Globis International Investments LLC 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	1.0	$500,000.00	$499,825.00	17,500

Atlas Master Fund, Ltd. c/o Balyasny Asset Management LP 135 East 57th Street, 27th Floor New York, NY 10022 Fax No.: (212) 801-2301	6.0	$3,000,000.00	$2,998,950.00	105,000
BDS Capital Fund I, LLC 80 Cuttermill Road, Suite 201 Great Neck, New York 11201 Fax No.: (516) 482-5404	2.5	$1,250,000.00	$1,249,562.50	43,750
Platinum Partners Value Arbitrage, LP c/o CIBC Bank and Trust Company (Cayman) Limited 11 Dr. Roy's Drive, George Town Grand Cayman, Cayman Islands Fax No.: (212) 582-2424	10	$5,000,000.00	$4,998,250.00	175,000
Nicole Kubin c/o Sapphire Venture Partners 680 Fifth Avenue, 9th Floor New York, NY 10019 Fax No.: (212) 931-5206	0.5	$250,000.00	$249,912.50	8,750
Alpha Capital Anstalt Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196	2.0	$1,000,000.00	$999,650.00	35,000
AME Capital Group 45 Broadway, 24th Floor New York, New York 10004 Fax No.: (646) 723-3777	0.5	$250,000.00	$249,912.50	8,750
Camelm Company 45 Broadway, 24th Floor New York, New York 10004 Fax No.: (646) 723-3777	0.5	$250,000.00	$249,912.50	8,750

JLF Partners I, LP c/o JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	2.3	$1,150,000.00	$1,149,598.00	40,250
JLF Partners II, LP c/o JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	0.5	$250,000.00	$249,913.00	8,750
JLF Offshore Fund, Ltd. c/o JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	3.2	$1,600,000.00	$1,599,440.00	56,000
MLR Capital Offshore Master Fund Ltd. c/o MLR Capital Management, LLC 909 Third Avenue, Suite 2918 New York, NY 10022 Fax No.: (212) 350-4044	2.0	$1,000,000.00	$999,650.00	35,000
KATA, Ltd. c/o MLR Capital Management, LLC 909 Third Avenue, Suite 2918 New York, NY 10022 Fax No.: (212) 350-4044	2.0	$1,000,000.00	$999,650.00	35,000
Chardan SPAC Asset Management LLC 18 Fieldstone Ct. New York, NY 10956 Fax No.: (845) 709-6065	3.0	$1,500,000.00	$1,499,475.00	52,500
XEL Inc. 19 Janes Lane Lloyd Harbor, New York Fax No.: (631) 425-2722	0.5	$250,000.00	$249,912.50	8,750

Brio Capital L.P. 401 East 34th Street, Suite 33C New York, New York 10016 Fax No.: (646) 390-2158	0.5	$250,000.00	$249,912.50	8,750
Beechwood Capital Group L.L.C. 1 Beechwood Drive Lawrence, New York 11559 Fax No.: (516) 371-1517	1.5	$750,000.00	$749,737.50	26,250
Diamond Street Equities LLC 10 East 40th Street, 22nd Floor New York, NY 10016 Fax: (212) 779-3218	0.5	$250,000.00	$249,912.50	8,750
Ezra Birnbaum 25 Rosalind Place Lawrence, NY 11559 Fax: (212) 217-0855	0.5	$250,000.00	$249,912.50	8,750
China Private Equity Partners Co. Ltd. P.O. Box 735 Alpine, New Jersey 07620 Fax No.: (201) 750-9375	0.5	$250,000.00	$249,912.50	8,750
Bantry Bay Ventures, LLC 40 Woodland Street Hartford, CT 06105 Fax: (860) 727-5780	0.5	$250,000.00	$249,912.50	8,750
Moshe Rosenfeld Mishkelov 22 Street Har Nof, Israel Fax: 02-5380405	0.2	$100,000.00	$99,965.00	3,500
TOTALS	**56**	**$28,000,000.00**	**$27,990,200.00**	**980,000**

Exhibit A

Form of Note

Exhibit B

Company's Amended & Restated Articles of Association

Exhibit C

None

Exhibit D

The Registration Rights Agreement

Exhibit E

The Pledge Agreement

Exhibit F

The Escrow Agreement

Exhibit G

Legal Opinion of Maples & Calder

Exhibit H

Legal Opinion of Loeb & Loeb LLP

Exhibit I

Legal Opinion of TransAsia Lawyers

Exhibit J

The Collateral Agent Agreement

Exhibit K

Agreement & Plan of Merger